Supplement to the
Fidelity® Total International Equity Fund
Class A, Class T, Class C, and Class I
December 30, 2016
As Revised March 31, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee has been removed.

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Effective October 1, 2017, the following replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 29 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

ATIE-SUM-17-03 1.9881413.102	November 17, 2017

Supplement to the
Fidelity® Total International Equity Fund
Class Z
January 30, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee has been removed.

ATIEZ-SUM-17-01 1.9886608.100	November 17, 2017

Supplement to the
Fidelity® Total International Equity Fund
December 30, 2016
As Revised March 31, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Fidelity® Total International Equity Fund has been removed.

TIE-SUM-17-01 1.9886610.100	November 17, 2017